Shareholders' Equity	11 Months Ended
Feb. 02, 2013
Shareholders' Equity Disclosure [Abstract]
Shareholders Equity Including Stock Compensation Plans, Earnings Per Share, Repurchase of Common Stock, Comprehensive Income
Shareholders' Equity

Stock Compensation Plans

Our 2004 Omnibus Stock and Incentive Plan, as amended (the "Omnibus Plan"), authorizes us to grant or issue non-qualified stock options, incentive stock options, share awards and other equity awards up to a total of 64.5 million shares. We have not granted incentive stock options under the Omnibus Plan. Under the terms of the Omnibus Plan, awards may be granted to our employees, officers, advisors, consultants and directors. Awards issued under the Omnibus Plan vest as determined by the Compensation and Human Resources Committee of our Board of Directors at the time of grant. At February 2, 2013, a total of 19.4 million shares were available for future grants under the Omnibus Plan.

Upon adoption and approval of the Omnibus Plan, all of our previous equity incentive compensation plans were terminated. However, existing awards under those plans continued to vest in accordance with the original vesting schedule and will expire at the end of their original term.

Our outstanding stock options have a 10-year term. Outstanding stock options issued to employees generally vest over a three or four-year period, and outstanding stock options issued to directors vest immediately upon grant. Share awards vest based either upon attainment of specified goals or upon continued employment. Outstanding share awards that are not time-based typically vest at the end of a three-year incentive period based either upon our total shareholder return ("TSR") compared to the TSR of companies that comprise Standard & Poor's 500 Index or growth in our common stock price ("market-based"), or upon the achievement of company or personal performance goals ("performance-based"). We have time-based share awards that vest in their entirety at the end of three- and four-year periods and time-based share awards where 25% of the award vests on the date of grant and 25% vests on each of the three anniversary dates thereafter.

Our 2003 Employee Stock Purchase Plan permitted and our 2008 Employee Stock Purchase Plan permitted our employees to purchase our common stock at a 15% discount from the market price of the stock at the beginning or at the end of a semi-annual purchase period, whichever is less. Employees are required to hold the common stock purchased for 12 months.

Stock-based compensation expense was as follows in fiscal 2013 (11-month), 2012 and 2011 ($ in millions):

	11-Month	12-Month
	2013	2012	2011

Stock options	$43	$76	$90
Share awards
Market-based	2	—	4
Performance-based	—	—	(1)
Time-based	62	33	16
Employee stock purchase plans	5	11	12
Total	$112	$120	$121

Stock Options

Stock option activity was as follows in fiscal 2013 (11-month):

	Stock Options	Weighted- Average Exercise Price per Share	Weighted-Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at March 3, 2012	35,801,000	$38.08
Granted	2,864,000	17.30
Exercised	(82,000)	18.69
Forfeited/Canceled	(8,600,000)	35.36
Outstanding at February 2, 2013	29,983,000	$36.93	5.8	$2
Vested or expected to vest at February 2, 2013	29,247,000	$37.29	5.7	$2
Exercisable at February 2, 2013	22,629,000	$39.98	4.9	$—

The weighted-average grant-date fair value of stock options granted during fiscal 2013 (11-month), 2012 and 2011 was $5.11, $7.94 and $11.97, respectively, per share. The aggregate intrinsic value of our stock options (the amount by which the market price of the stock on the date of exercise exceeded the exercise price of the option) exercised during fiscal 2013 (11-month), 2012 and 2011, was $0 million, $6 million and $52 million, respectively. At February 2, 2013, there was $47 million of unrecognized compensation expense related to stock options that is expected to be recognized over a weighted-average period of 1.4 years.

Net cash proceeds from the exercise of stock options were $1 million, $27 million and $134 million in fiscal 2013 (11-month), 2012 and 2011, respectively.

There were no income tax benefits realized from stock option exercises in fiscal 2013 (11-month). The actual income tax benefit realized from stock option exercises was $2 million and $19 million, in fiscal 2012 and 2011, respectively.

In fiscal 2013 (11-month), 2012 and 2011, we estimated the fair value of each stock option on the date of grant using a lattice or Black Scholes (for certain individuals) valuation model with the following assumptions:

	11-Month	12-Month
Valuation Assumptions(1)	2013	2012	2011

Risk-free interest rate(2)	0.1% – 2.0%	0.1% – 3.6%	0.2% – 3.9%
Expected dividend yield	2.2%	2.3%	1.5%
Expected stock price volatility(3)	44%	37%	36%
Expected life of stock options (in years)(4)	5.9	6.2	6.1

(1)	Forfeitures are estimated using historical experience and projected employee turnover.

(2)	Based on the U.S. Treasury constant maturity interest rate whose term is consistent with the expected life of our stock options.

(3)
We use an outside valuation advisor to assist us in projecting expected stock price volatility. We consider both the historical volatility of our stock price as well as implied volatilities from exchange-traded options on our stock.

(4)	We estimate the expected life of stock options based upon historical experience.

Market-Based Share Awards

The fair value of market-based share awards is determined based on generally accepted valuation techniques and the closing market price of our stock on the date of grant. A summary of the status of our nonvested market-based share awards at February 2, 2013, and changes during fiscal 2013 (11-month), is as follows:

Market-Based Share Awards	Shares	Weighted-Average Fair Value per Share
Outstanding at March 3, 2012	—	$—
Granted	879,000	16.92
Vested	—	—
Forfeited/Canceled	(74,000)	18.63
Outstanding at February 2, 2013	805,000	$16.76

At February 2, 2013, there was $12 million of unrecognized compensation expense related to nonvested market-based share awards that we expect to recognize over a weighted-average period of 2.7 years.

Performance-Based Share Awards

The fair value of performance-based share awards is determined based on the closing market price of our stock on the date of grant. A summary of the status of our nonvested performance-based share awards at February 2, 2013, and changes during fiscal 2013 (11-month), is as follows:

Performance-Based Share Awards	Shares	Weighted-Average Fair Value per Share
Outstanding at March 3, 2012	912,000	$41.20
Granted	—	—
Vested	(2,000)	44.20
Canceled	(908,000)	41.19
Outstanding at February 2, 2013	2,000	$44.20

At February 2, 2013, there was no compensation expense related to nonvested performance-based share awards that we expect to recognize.

Time-Based Share Awards

The fair value of time-based share awards is determined based on the closing market price of our stock on the date of grant. This value is reduced by the present value of expected dividends during vesting when the employee is not entitled to dividends. A summary of the status of our nonvested time-based share awards at February 2, 2013, and changes during fiscal 2013 (11-month), is as follows:

Time-Based Share Awards	Shares	Weighted-Average Fair Value per Share
Outstanding at March 3, 2012	3,924,000	$29.62
Granted	6,759,000	17.67
Vested	(1,890,000)	24.97
Forfeited/Canceled	(1,042,000)	24.30
Outstanding at February 2, 2013	7,751,000	$21.05

At February 2, 2013, there was $108 million of unrecognized compensation expense related to nonvested time-based share awards that we expect to recognize over a weighted-average period of 2.3 years.

Employee Stock Purchase Plans

In fiscal 2013 (11-month), 2012 and 2011, we estimated the fair value of stock-based compensation expense associated with our employee stock purchase plans on the purchase date using the Black-Scholes option-pricing valuation model, with the following assumptions:

	11-Month	12-Month
Valuation Assumptions	2013	2012	2011

Risk-free interest rate(1)	0.1%	0.1%	0.2%
Expected dividend yield	2.9%	2.4%	1.4%
Expected stock price volatility(2)	41%	38%	29%
Expected life of employee stock purchase plan options (in months)(3)	6	6	6

(1)	Based on the U.S. Treasury constant maturity interest rate whose term is consistent with the expected life of employee stock purchase plan shares.

(2)	We consider both the historical volatility of our stock price as well as implied volatilities from exchange-traded options on our stock.

(3)	Based on semi-annual purchase period.

In fiscal 2013 (11-month), 2012 and 2011, 1.0 million, 1.4 million and 1.3 million shares, respectively, were purchased through our employee stock purchase plans. The weighted-average fair values of shares purchased pursuant to the plans during fiscal 2013 (11-month), 2012 and 2011, were $5.44, $6.76 and $9.54, respectively. At February 2, 2013, and March 3, 2012, plan participants had accumulated $4 million and $11 million, respectively, to purchase our common stock pursuant to these plans.

Earnings per Share

We compute our basic earnings per share based on the weighted-average number of common shares outstanding, and our diluted earnings per share based on the weighted-average number of common shares outstanding adjusted by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued. Potentially dilutive securities include stock options, nonvested share awards and shares issuable under our employee stock purchase plan, as well as common shares that would have resulted from the assumed conversion of our convertible debentures. During the fourth quarter of fiscal 2012, we repurchased and redeemed all of the remaining outstanding convertible debentures (see Note 8, Debt). Since the potentially dilutive shares related to the convertible debentures are included in the computation, the related interest expense, net of tax, is added back to net earnings, as the interest would not have been paid if the convertible debentures had been converted to common stock. Nonvested market-based share awards and nonvested performance-based share awards are included in the average diluted shares outstanding each period if established market or performance criteria have been met at the end of the respective periods.

At February 2, 2013, options to purchase 30.0 million shares of common stock were outstanding as follows (shares in millions):

	Exercisable			Unexercisable			Total
	Shares	%	Weighted- Average Price per Share	Shares	%	Weighted- Average Price per Share	Shares	%	Weighted- Average Price per Share
In-the-money	0.1	—%	$18.02	2.0	27%	$15.78	2.1	7%	$15.97
Out-of-the-money	22.5	100%	$40.15	5.4	73%	$31.55	27.9	93%	$38.46
Total	22.6	100%	$39.98	7.4	100%	$27.55	30.0	100%	$36.93

The computation of dilutive shares outstanding excludes the out-of-the-money stock options because such outstanding options' exercise prices were greater than the average market price of our common shares and, therefore, the effect would be anti-dilutive (i.e., including such options would result in higher earnings per share).

The following table presents a reconciliation of the numerators and denominators of basic and diluted earnings per share in fiscal 2013 (11-month), 2012 and 2011:

	11-Month	12-Month
	2013(1)	2012(1)	2011
Numerator (in millions):
Net earnings (loss) from continuing operations	$(466)	$1,424	$1,465
Net earnings from continuing operations attributable to noncontrolling interests	(2)	(3)	(2)
Net earnings (loss) from continuing operations attributable to Best Buy Co., Inc. shareholders, basic	(468)	1,421	1,463
Adjustment for assumed dilution:
Interest on convertible debentures due in 2022, net of tax	—	5	6
Net earnings (loss) from continuing operations attributable to Best Buy Co., Inc. shareholders, diluted	$(468)	$1,426	$1,469
Denominator (in millions):
Weighted-average common shares outstanding	338.6	366.3	406.1
Effect of potentially dilutive securities:
Shares from assumed conversion of convertible debentures	—	7.6	8.8
Stock options and other	—	0.6	1.6
Weighted-average common shares outstanding, assuming dilution	338.6	374.5	416.5
Net earnings (loss) per share from continuing operations attributable to Best Buy Co., Inc. shareholders
Basic	$(1.38)	$3.88	$3.60
Diluted	$(1.38)	$3.81	$3.53

(1)
The calculation of diluted loss per share for fiscal 2013 (11-month) does not include potentially dilutive securities because their inclusion would be anti-dilutive (i.e., reduce the net loss per share).

Repurchase of Common Stock

In June 2011, our Board of Directors authorized a $5.0 billion share repurchase program. The June 2011 program replaced our prior $5.5 billion share repurchase program authorized in June 2007. There is no expiration date governing the period over which we can repurchase shares under the June 2011 share repurchase program.

The following table presents the amount and cost of shares we repurchased and retired in fiscal 2013 (11-month), 2012 and 2011 under the June 2011 program and the June 2007 program ($ and shares in millions):

	11-Month	12-Month
	2013	2012	2011
June 2011 Program
Total number of shares repurchased	6.3	34.5	—
Total cost of shares repurchased	$122	$889	$—

June 2007 Program
Total number of shares repurchased	—	20.1	32.6
Total cost of shares repurchased	$—	$611	$1,193

At February 2, 2013, $4.0 billion remained available for additional purchases under the June 2011 share repurchase program. Repurchased shares have been retired and constitute authorized but unissued shares.

Comprehensive Income (Loss)

Comprehensive income (loss) is computed as net earnings (loss) plus certain other items that are recorded directly to shareholders' equity. In addition to net earnings (loss), the significant components of comprehensive income (loss) include foreign currency translation adjustments and unrealized gains and losses, net of tax, on available-for-sale marketable equity securities and on derivative instruments. Foreign currency translation adjustments do not include a provision for income tax expense when earnings from foreign operations are considered to be indefinitely reinvested outside the U.S.

The components of accumulated other comprehensive income, net of tax, were as follows ($ in millions):

	February 2, 2013	March 3, 2012
Foreign currency translation	$113	$93
Unrealized losses on available-for-sale investments	(1)	(3)
Total	$112	$90